JANUARY 2002 AMENDMENT TO FRANCHISE AGREEMENT

         This January 2002  Amendment to Franchise  Agreement  ("Amendment")  is

entered into this 30th day of January,  2002 by and between  Ryan's  Properties,

Inc., a Delaware  Corporation,  hereinafter referred to as "Ryan's",  and Family

Steak Houses of Florida, Inc., a Florida Corporation, hereinafter referred to as

"FSH".

                                   WITNESSETH:

         WHEREAS, Ryan's and FSH are parties to that certain Franchise Agreement dated the 16th day of  September,  1987,  as  amended  to date  (the  "Franchise

Agreement"); and

         WHEREAS,  Ryan's and FSH desire to amend Paragraphs XI and XXIII of the

Franchise Agreement, as set forth below.

         WHEREAS,  Ryan's is designated as "FRANCHISOR" and FSH is designated as

"FRANCHISEE" in the Franchise Agreement;

         THEREFORE,  for and in consideration of the mutual covenants  contained herein, Ryan's and FSH do hereby agree as follows:

         1.     Subparagraph  A.I  of Paragraph XI of the Franchise Agreement is

 hereby replaced in full by the following new subparagraph A. I of Paragraph XI:

                  "FRANCHISEE shall submit to FRANCHISOR, on a form approved by FRANCHISOR, a correct statement of gross receipts signed by an appropriate officer of FRANCHISEE, no later than the twelfth (12 calendar day after each fiscal month end. Also, no later than such twelfth (1211) calendar day after each fiscal month end, FRANCHISEE shall pay to FRANCHISOR the Continuing Services and Royalty Fee payment based on the gross receipts reported in the statement so submitted. Said payment shall be deposited by FRANCHISEE into a bank account in Duval County. Florida convenient to FRANCHISEE designated by FRANCHISOR. FRANCHISEE will make available for reasonable inspection at reasonable times by FRANCHISOR, all original books and records that FRANCHISOR may deem necessary to ascertain gross receipts."


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         2.     Paragraph XXIII of the Franchise Agreement is hereby replaced in full by the following new Paragraph XXIII:

                "NOTICES."
                --------

                        A. Whenever notice is required by the provisions of this Agreement to be given to the FRANCHISOR, such notice shall be in writing addressed to the FRANCHISOR as follows:

                                    Ryan's Properties, Inc.
                                    300 Delaware Ave., Suite 900
                                    Wilmington, DE 19801

                or at such other address as FRANCHISOR shall notify FRANCHISEE in writing; and a copy of such notice given to:

                                    James M. Shoemaker, Jr.
                                    Wyche, Burgess, Freeman & Parham, P.A.
                                    44 East Camperdown Way (29601)
                                    Post Office Box 728
                                    Greenville, SC 29602

                        B. Whenever notice is required by the provisions of this Agreement to be given to the FRANCHISEE, such notice shall be in writing addressed to the FRANCHISEE as follows:

                                    Family Steak Houses of Florida, Inc.
                                    2113 Florida Blvd, Suite A
                                    Neptune Beach, FL 32223

                or at such other address as FRANCHISEE shall notify FRANCHISOR in writing; and a copy of such notice given to:

                                    Halcyon E. Skinner
                                    McGuire Woods, LLP
                                    Bank of America Tower
                                    50 North Laura St., Suite 3300
                                    Jacksonville, FL 32202

                        C. Any notice shall be deemed given on the date of receipt if (1) personally given to an Officer of the recipient or (2) sent by commercially recognized overnight delivery service.

                        D. Unless earlier received, any notice shall be deemed given five calendar days after being deposited in the U.S. Mail, postage prepaid, if (1) sent by certified or registered mail, return receipt requested, or (2) sent by first class mail.

         3.     Except  as  amended  by this  Amendment, the Franchise Agreement shall remain in full force and effect.

         IN WITNESS  WHEREOF,  Ryan's and FSH have  executed  this  January 2002

Amendment as of the date first set forth above.

FRANCHISOR:

RYAN'S PROPERTIES, INC.
a Delaware Corporation



By: /s/ Charles D. Way
    ------------------
Name: Charles D. Way
Title: President

FRANCHISEE:

FAMILY STEAK HOUSES OF FLORIDA, INC.
a Florida corporation

By: /s/ Ed Alexander
    ----------------
(Name: Edward Alexander)
(Title: Executive Vice President)

Attest: /s/ Donna J. Young
        ------------------
(Name: Donna J. Young)
(Title: Receptionist)